CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Net income	$ 2,069	$ 1,934
Other comprehensive income (loss), net of tax-related effects:
Unrealized holding gains (losses) on securities available for sale during the year, net of tax expense (benefit) of $(16) and $24 in 2015 and 2014, respectively	(32)	47
Comprehensive income	$ 2,037	$ 1,981